Exhibit 99.1

FACT SHEET Fall 2022 Nasdaq: NMTC https://n1mtc.com Advancing Neuroscience One Neuron at a Time. NeuroOne Medical Technologies Corporation is a medical technology company focused on the development and commercialization of minimally invasive and high - definition/high - precision solutions for epilepsy, Parkinson’s disease, dystonia, essential tremors, and chronic pain due to failed back surgeries. These solutions include electrodes that have the potential to reduce the number of hospitalizations, surgical procedures and cost while improving patient outcomes due to their potential for offering combination diagnostic and therapeutic functions such as EEG recording and tissue ablation and/or chronic stimulation. A combination recording and RF ablation technology is currently under development. In addition, NeuroOne is currently testing its electrodes for long term stimulation. The Company is also investigating the potential application of its technology for artificial intelligence and machine learning. Key Investment Considerations • Disruptive next - generation diagnostic electrodes based on game - changing technology developed in collaboration with Mayo Clinic , a shareholder of the Company. • Strategic partnership with Zimmer Biomet (NYSE:ZBH, ~$24B mkt cap) to exclusively commercialize and distribute EVO® diagnostic electrodes; accelerated payment of $3.5 million received in August 2022. • Potential to penetrate large addressable markets including epilepsy ($1+ billion) and Parkinson’s disease ($5+ billion) , spinal cord stimulation ( $10+ billion revenue), and other disorders such as motor function, hypertension, high blood pressure, depression, and pain. • Multi - billion market opportunity for combination devices ; potential for technology adaptation and entry into AI and machine learning markets. • Platform technology with licensing potential for applications in urinary incontinence, pain management, hypertension, depression, and other related neurological disorders. • Ample capital resources to support upcoming commercial and development catalysts including the launch of the second diagnostic electrode, the Evo® sEEG diagnostic line (if cleared by the FDA), and further development of a combination diagnostic and ablation electrode system. • Leadership with deep expertise in medical device technology, marketing, and business development; world - class board of directors, esteemed scientific and physician advisory boards. Evo® Cortical Electrode NeuroOne offers a breakthrough thin - film electrode for the diagnosis of various neurological conditions. Evo’s high - definition, minimally invasive technology delivers major advantages over the limitations of legacy silicone - based electrodes, hampered by the lack of innovation and progress in electrode technology, that are still widely used today. o Over 7 times thinner and 8 times lighter than comparable silicone electrodes used in legacy products. o Flexibility, thinness, and reduced weight facilitates potential for minimally invasive placement. o Reduced inflammation as compared to silicon - based legacy electrodes based on published testing by Mayo. Evo cortical electrode technology has received 510(k) clearance from the FDA for recording, monitoring, and stimulating brain tissue for up to 30 days. Key Partnerships Zimmer Biomet Agreement ■ Worldwide leader in orthopedics and robotic technology used in minimally invasive neurosurgeries ■ Development and distribution agreement signed in July 2020; $2 million upfront payment and $3.5 million payment received to date ■ Evo® sEEG electrode product line complementary to Zimmer’s ROSA ONE® Brain platform Mayo Clinic Partnership ■ Mayo Clinic partnership with NeuroOne began in 2014 ■ Mayo Clinic began testing Evo® technology in pre - clinical models and clinical research in 2015 ■ First commercial human use of Evo® Cortical Electrodes performed at Mayo Clinic in November 2020 ■ Mayo Clinic leading neurologist Dr. Greg Worrell chairs NeuroOne Scientific Advisory Board

Forward - Looking Statements: This fact sheet contains forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Except for statements of historical fact, any information contained in this fact sheet may be a forward – looking statement that reflects NeuroOne’s current views about future events. In some cases, you can identify forward – looking statements by the words “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “upcoming,” “target,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “target,” “seek,” “contemplate,” “continue” and “ongoing,” or the negative of these terms, or other comparable terminology. Forward – looking statements may include statements regarding the development of the Company’s ablation electrode technology program, applications for, or receipt of, regulatory clearance, the timing and extent of product launch and commercialization of our technology, clinical and pre - clinical testing, business strategy, market size, potential growth opportunities, future operations, future efficiencies, and other financial and operating information. Our actual future results may be materially different from what we expect due to known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward - looking statements, including risks that the partnership with Zimmer Biomet may not facilitate the commercialization or market acceptance of our technology; risks that we may not receive 510(k) clearance for sEEG electrodes for less than 30 day use; risks that our sEEG electrodes may not be ready for commercialization in a timely manner or at all, whether due to supply chain disruptions and the impact of COVID - 19, or otherwise; risks that our technology will not perform as expected based on results of our pre - clinical and clinical trials; risks related to uncertainties associated with the Company’s capital requirements to achieve its business objectives and ability to raise additional funds; the risk that the COVID - 19 pandemic will continue to adversely impact our business; the risk that we may not be able to secure or retain coverage or adequate reimbursement for our technology; uncertainties inherent in the development process of our technology; risks related to changes in regulatory requirements or decisions of regulatory authorities; that we may not have accurately estimated the size and growth potential of the markets for our technology; risks relate to clinical trial patient enrollment and the results of clinical trials; that we may be unable to protect our intellectual property rights; and other risks, uncertainties and assumptions, including those described under the heading “Risk Factors” in our filings with the Securities and Exchange Commission. These forward – looking statements speak only as of the date of this fact sheet and NeuroOne undertakes no obligation to revise or update any forward – looking statements for any reason, even if new information becomes available in the future. Evo® sEEG Electrode The Evo sEEG electrode technology offers stereoelectrocencephalography recording, spinal cord stimulation, brain stimulation and ablation solutions. The first clinical case using the Evo sEEG electrode was recently performed by Dr. Robert Gross at Emory University for intraoperative brain mapping at the subsurface level of the brain. The sEEG electrode has received FDA 510(k) clearance from the FDA for use of less than 24 hours. A 510(k) for Evo sEEG electrode technology for up to 30 day use has been submitted to the FDA. Initial Target Markets Epilepsy can be caused by a variety of conditions that affect a person’s brain, some of which are : stroke, brain tumor, traumatic brain injury and central nervous system infections . Estimated direct costs of epilepsy are approximately $ 28 billion per year . 1 Chronic back pain (CBP) due to failed back surgeries is caused by an estimated 80 , 000 + “failed” back surgeries per year in the United States . 2 The prevalence of CBP in the adult U . S . population is estimated to be over 3% , and total all - cause costs for CBP patients are estimated to be $ 187 billion over two years, including direct and indirect costs . 3 Parkinson’s disease is a disorder of the central nervous system caused by loss of brain cells throughout various regions of the brain. According to the Parkinson’s Foundation, “the combined direct and indirect cost of Parkinson’s, including treatment, social security payments and lost income, is estimated to be nearly $52 billion per year in the U.S. alone.” 4 1 https://www.ajmc.com/view/examining - the - economic - impact - and - implications - of - epileps y 2 https://www.ncbi.nlm.nih.gov/pmc/articles/PMC5462693 / 3 https://repositories.lib.utexas.edu/handle/2152/23087#:~:text=Based%20on%20this%20analysis%2C%20the,indirect%20cost%20%3D%20% 241 1%20billio n 4 https://www.parkinson.or g / Understanding - Parkinsons/Statistics#:~:text=The%20combined%20direct%20and%20indirect,up%20to%20%24100%2C000%20per%20person . Upcoming Targeted Milestones • Evo sEEG Depth Diagnostic Electrode o FDA decision on re - submission of 510(k) for <30 day use for the Evo sEEG electrode. o Complete additional cases for sEEG electrode interoperative use (<24 hour) at select sites. • OneRF (RF ablation system) o Continue additional feasibility testing of the full responsive sEEG/RF ablation system in September 2022. o Submit 510(k) application to the FDA in early calendar year 2023. • Partner with a research organization to develop electrode for new clinical indication. • Chronic Use Electrode o Continue development and testing of disruptive new chronic electrode for spinal cord stimulation. • Host first multi - specialty advisory board meeting for spinal cord stimulation program. Leadership Dave Rosa, President and Chief Executive Officer: Three decades of experience in the medical device industry; CEO roles with early - stage companies and senior roles with C.R. Bard Inc., Boston Scientific Inc., and St. Jude Medical. Ron McClurg, Chief Financial Officer: 30 years of financial leadership experience; CFO at Incisive Surgical, Wavecrest Corporation, Video Sentry Corporation, Insignia Systems, and Orthomet. Hijaz Haris, Vice - President of Marketing: 20 years of experience with Medtronic, the world’s largest Medical Device company. Mark Christianson, Co - Founder, Business Development Director, Medical Sales Liaison: 15 years of executive sales, sales management, marketing, and project management experience with development stage companies. Steve Mertens, Chief Technology Officer: SVP of R&D and Operations at Nuvaira; SVP of R&D for Boston Scientific. Camilo Diaz Botia, Director of Electrode Development: Experienced neuroengineer; led process engineering team in the development of flexible neural probes for high bandwidth brain machine interfaces at Neuralink Corp., founded by Elon Musk. Market Snapshot Share Price $1.93 (9/12/22) 52 - Wk. Range $0.51 - $4.98 Avg. Vol. 187K Shares O/S 16.2M Market Cap $31.2M NeuroOne Medical Technologies Corporation | 7599 Anagram Drive Eden Prairie, MN 55344 Investor Relations Contact | 800 - 631 - 4030 | ir@n1mtc.com Price and volume quotes from Yahoo! Finance